                        Revised Computational Materials


                                $1,049,318,000
                                 (Approximate)

                     ContiMortgage Home Equity Loan Trust
                                    1998-4

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


                   REVISED TERM SHEET DATED DECEMBER 1, 1998

                  ContiMortgage Home Equity Loan Trust 1998-4
                         $1,049,318,000 (Approximate)

                                 ContiMortgage
                              Seller and Servicer

                             ContiWest Corporation
                                    Seller

                      ContiSecurities Asset Funding Corp.
                                   Depositor

                            Transaction Highlights

                                                                                Average
                                                          Expected Ratings       Life         Payment              Final
   Class         Class Size           Tranche Type       (Moody's/S&P/Fitch)   (years)(1)     Window(1)         Maturity Date
-----------    --------------       ------------------   -------------------   ----------  ----------------     -------------
   A-F         $1,000,000,000       Fixed Pass Through        Aaa/AAA/AAA          3.01    92 01/99 - 08/06         [12/29]
   B-F             49,318,000        Fixed Subordinate       Baa2/BBB-/BBB         5.14    56 01/02 - 08/06         [12/29]
   Total       $1,049,318,000               --                    --                --           --
-----------
      (1)Run to 10% call.  See "Pricing Prepayment Speed" below.

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   Credit Suisse First Boston (Sole manager)

Structure:                  The Fixed Rate Loan Group consists of agency
                            eligible fixed rate collateral and will support
                            Class A-F and Class B-F.

Pricing Prepayment Speed:   130% of the prepayment assumption (the "FRM PPC")
                            will be applied to the Fixed Rate Collateral for
                            pricing purposes. 130% PPC for the Fixed Rate
                            Collateral describes prepayments starting at 5.2%
                            CPR in month 1, increasing by 1.8909% CPR per month
                            to 26% CPR in month 12, and remaining at 26% CPR
                            thereafter.

Statistical Calculation     Close of Business November 16, 1998.
Date:

Cut-Off Date:               Close of Business December 7, 1998.

Expected Pricing Date:      Thursday, December 3, 1998 or Friday, December 4,
                            1998.

Expected Settlement:        December 17, 1998 through DTC, Euroclear or CEDEL.

Accrued Interest:           9 days of accrued interest (from December 8, 1998).

Distribution Dates:         The 15th of each month, beginning January, 1999.

AAA Credit Enhancement:     MBIA Guarantee on Class A-F Certificates, 4.70%
                            Class B-F Certificates, 2.30% targeted
                            overcollateralization and excess spread.

Optional Call:              10% Clean-up call.

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                               1

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials

Available Funds Cap:        Fixed Rate Loan Group Available Funds Cap (B-F
                            Certificates)

                            The above Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Fixed Rate Loan Group collateral less an amount, expressed as an annual percentage rate across the aggregate Fixed Rate Loan Group collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate
                            Insurer Fee, in each case due with respect to the related period.

Tax Status:                 REMIC.

ERISA Eligibility:          The Class A-F Certificates are ERISA eligible.  The
                            Class B-F Certificates are not ERISA eligible.

SMMEA Eligibility:          None of the offered certificates are SMMEA eligible.

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                               2

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials

Credit Enhancement

Class A-F Credit Enhancement:
     1.  Excess spread;
     2. Overcollateralization building up to a requirement of 2.30% of the original loan balance of the Fixed Rate Loan Group;
     3. Subordination of Class B-F certificates, initially totaling 4.70% of the original loan balance of the Fixed Rate Loan Group;
     4.  MBIA surety wrap.

Class B-F Credit Enhancement:
     1.  Excess spread;
     2. Overcollateralization building up to a requirement of 2.30% of the original loan balance of the Fixed Rate Loan Group.


(1) Excess Spread
o Excess spread will generally equal the difference between the interest payments received on the aggregate home equity loans in the Fixed Rate
     Loan Group net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, and Certificate Interest.


(2) Overcollateralization
     1. Before the Stepdown Date, overcollateralization initially builds to 2.30% of the original loan balance of the Fixed Rate Loan Group
         (subject to rating agency and MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 4.60% of the outstanding loan balance of the Fixed Rate Loan Group;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the original loan balance of the Fixed Rate Loan Group
         (subject to rating agency and MBIA trigger events);
     4. There will be no funding of the overcollateralization for the first 4 months of the transaction (until May 1999).


(3) Subordination
o There will be a Class B-F Certificate in the amount of 4.70% of the original loan balance of the Fixed Rate Loan Group to provide credit enhancement to the Class A-F Certificates.


(4) Surety Wrap
o The Class A-F Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by MBIA.

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                              3

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


Cashflow Priority
o    Interest and Principal Collections from the Fixed Rate Loan Group (net of
     Servicing, Certificate Insurer, and Trustee Fees) will be allocated in the following priority prior to the Stepdown Date if no trigger event is in effect:
     1.  Current Interest and Carry-Forward Interest to the Class A-F
         Certificates;
     2.  Current Interest to the Class B-F Certificates;
     3. The Class A-F principal distribution amount based on the applicable targeted credit enhancement to the Class A-F Certificates;
     4. Once Class A-F Certificates have been retired, remaining principal distributions to the Class B-F Certificate until retired;
     5.  Class B-F Interest Carry Forward Amount;
     6.  Unpaid Class B-F Realized Loss Amortization Amounts.

o    Interest and Principal Collections from the Fixed Rate Loan Group (net of
     Servicing, Certificate Insurer, and Trustee Fees) will be allocated in the following priority on and after the Stepdown Date if no trigger event is in effect:
     1.  Current Interest and Carry-Forward Interest to the Class A-F
         Certificates;
     2.  Current Interest to the Class B-F Certificates;
     3. The Class A-F principal distribution amount based on the applicable targeted credit enhancement to the Class A-F Certificates;
     4. The Class B-F principal distribution amount based on the applicable targeted credit enhancement to the Class B-F Certificate;
     5.  Class B-F Interest Carry Forward Amount;
     6.  Unpaid Class B-F Realized Loss Amortization Amounts.

     Note: Interest will not accrue or be payable on any written down amounts with respect to the Class B-F Certificates.

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                              4

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


Target Credit Enhancement for the Fixed Rate Loan Group on and after the
Stepdown date assuming no Delinquency Trigger Event is in effect:
o    Pay Class A-F Certificates and Class B-F Certificates pro-rata in accordance with the enhancement targets, equal to 2.0 times the initial enhancement for each class:
                                                     Target Credit Enhancement
                             Targeted % of Pool      -------------------------
                             ------------------
      Class A-F                     86.00%                   14.00%
      Class B-F                      9.40%                    4.60%
      Overcollateralization          4.60%
                                     -----
                                   100.00%

Fixed Rate Loan Group Stepdown Date:
o    The earlier to occur of: (i) the later of (x) the 37th Payment Date
     (January 2002) and (y) the first Payment Date on which the Class A-F
     Enhancement Percentage is at least 14.00% and (ii) when the Class A-F
     Certificates are retired.

Class A-F Principal Distribution Amount:
o Before the Stepdown Date, the Class A-F Certificates receive 100% of the collateral principal collections and the excess spread to build to a required overcollateralization target of 2.30%. After the Stepdown Date, the Class A-F Certificates receive principal distributions to maintain
     14.00% credit enhancement (assuming no Trigger Event is in effect).

Class A-F Enhancement Percentage:
o Percentage equivalent of a fraction, the numerator of which is the excess of (x) the outstanding loan balance of the Fixed Rate Loan Group for such Payment Date over (y) the Class A-F Certificate Principal Balance after taking into account the payment of the Class A-F Principal Distribution
     Amount on such Payment Date, assuming that no Delinquency Trigger Event is in effect and the denominator of which is the outstanding loan balance of the Fixed Rate Loan Group.

Fixed Rate Loan Group Delinquency Trigger:
o    After the Stepdown Date, a Fixed Rate Loan Group Delinquency Trigger
     Event has occurred if on any Payment Date [85.25%] of the 3-month rolling average 60+ Day Delinquencies (including Bankruptcies, Foreclosures and
     REO properties) with respect to the Fixed Rate Loan Group equals or exceeds the Class A-F Enhancement Percentage (14.00% = 2.00 X 7.00%);
     i.e., when the 3-month rolling average of 60+ Day Delinquencies with respect to the Fixed Rate Loan Group equals or exceeds [16.42%] (14.00% /
     [85.25%]).

o    If a Fixed Rate Loan Group Delinquency Trigger Event is in effect, the
     Class A-F Certificates will receive 100% of all principal until the credit enhancement equals or exceeds [85.25%] of the 3 Month Rolling Average of 60+ Day Delinquencies with respect to the Fixed Rate Loan Group. During a
     Delinquency Trigger Event, overcollateralization will not be released.

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                              5

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


Fixed Rate Loan Group Cumulative Realized Loss Trigger Event:
o A Fixed Rate Loan Group Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses for the Fixed Rate Loan Group expressed as a percentage of the original loan balance of Fixed Rate Loan Group equals or exceeds the following amounts:

            Date                                         Percentages
            ----                                         -----------
            January 1999- December 2000                     1.05%
            January 2001- December 2001                     1.80%
            January 2002- December 2002                     2.40%
            January 2003- December 2003                     2.85%
            January 2004 and thereafter                     3.00%

o    Upon the occurrence and during the continuance of a Fixed Rate Loan Group
     Cumulative Realized Loss Trigger Event, the Fixed Rate Loan Group overcollateralization amount shall increase to 3.6% of the original balance of the Fixed Rate Loan Group.

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                              6

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


Average Life Sensitivity Tables (To Maturity)


                       PPC 0%      PPC 35%      PPC 65%    PPC 100%     PPC 130%     PPC 150%     PPC 175%     PPC 200%
Class A-F

Average Life:           16.09         8.74         5.90        4.14         3.25         2.82         2.41         2.08
Mod. Duration:           9.00         5.74         4.27        3.23         2.65         2.36         2.06         1.81
First Prin Pay:          1/99         1/99         1/99        1/99         1/99         1/99         1/99         1/99
Last Prin Pay:          10/28         2/28        10/24        4/18         3/14         3/13         1/11         5/09
Window (mos.)             358          350          310         232          183          171          145          125

Class B-F

Average Life:           22.47        14.39         9.89        6.93         5.39         4.75         4.21         3.87
Mod. Duration:           9.12         7.56         6.07        4.77         3.99         3.63         3.32         3.12
First Prin Pay:         10/13         2/07        11/03        4/02         1/02         1/02         1/02         2/02
Last Prin Pay:           3/28         8/23         6/16       10/12         9/09         3/08        10/06         9/05
Window (mos.)             174          199          152         127           93           75           58           44

Average Life Sensitivity Tables (To Call)

                        PPC 0%     PPC 35%      PPC 65%     PPC 100%     PPC 130%    PPC 150%     PPC 175%     PPC 200%
Class A-F

Average Life             15.98        8.30         5.65         3.86         3.01        2.61         2.23         1.93
Mod. Duration:            8.99        5.64         4.19         3.11         2.53        2.24         1.95         1.71
First Prin Pay            1/99        1/99         1/99         1/99         1/99        1/99         1/99         1/99
Last Prin Pay             9/26        4/17         5/13        11/08         8/06        7/05         7/04         9/03
Window (mos.)              333         220          173          119           92          79           67           57

Class B-F

Average Life             22.33       13.85         9.73         6.61         5.14        4.53         4.03         3.71
Mod. Duration:            9.11        7.47         6.03         4.66         3.88        3.52         3.22         3.02
First Prin Pay           10/13        2/07        11/03         4/02         1/02        1/02         1/02         2/02
Last Prin Pay             9/26        4/17         5/13        11/08         8/06        7/05         7/04         9/03
Window (mos.)              156         123          115           80           56          43           31           20


   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                              7

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials



                   PPC 0%      PPC 35%      PPC 65%     PPC 100%     PPC 130%     PPC 150%    PPC 175%     PPC 200%

Class A-F
(To Maturity)

Initial Percent     100          100          100          100          100          100         100          100
12/15/99             97           92           88           82           78           75          71           68
12/15/00             95           84           74           63           55           49          43           37
12/15/01             94           76           62           49           38           32          25           19
12/15/02             93           69           53           38           29           23          18           13
12/15/03             91           63           44           30           21           16          11            8
12/15/04             89           57           38           23           15           11           7            5
12/15/05             87           51           32           18           11            8           5            3
12/15/06             85           46           27           14            8            5           3            1
12/15/07             83           41           23           11            6            4           2            1
12/15/08             80           37           20            9            4            2           1            0
12/15/09             78           34           17            7            3            1           0            0
12/15/10             75           30           14            5            2            1           0            0
12/15/11             72           27           12            4            1            0           0            0
12/15/12             68           24           10            3            1            0           0            0
12/15/13             40           14            5            1            0            0           0            0
12/15/14             38           12            4            1            0            0           0            0
12/15/15             36           11            4            0            0            0           0            0
12/15/16             34            9            3            0            0            0           0            0
12/15/17             32            8            2            0            0            0           0            0
12/15/18             29            7            2            0            0            0           0            0
12/15/19             27            6            1            0            0            0           0            0
12/15/20             25            5            1            0            0            0           0            0
12/15/21             23            4            1            0            0            0           0            0
12/15/22             21            4            0            0            0            0           0            0
12/15/23             18            3            0            0            0            0           0            0
12/15/24             15            2            0            0            0            0           0            0
12/15/25             12            1            0            0            0            0           0            0
12/15/26              8            1            0            0            0            0           0            0
12/15/27              4            0            0            0            0            0           0            0
12/15/28              0            0            0            0            0            0           0            0

Average Life:     16.09         8.74         5.90         4.14         3.25         2.82        2.41         2.08
First Prin Pay:    1/99         1/99         1/99         1/99         1/99         1/99        1/99         1/99
Last Prin Pay:    10/28         2/28        10/24         4/18         3/14         3/13        1/11         5/09

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials



                   PPC 0%      PPC 35%      PPC 65%     PPC 100%    PPC 130%     PPC 150%     PPC 175%     PPC 200%

Class B-F
(to Maturity)

Initial Percent      100          100          100          100         100          100          100          100
12/15/99             100          100          100          100         100          100          100          100
12/15/00             100          100          100          100         100          100          100          100
12/15/01             100          100          100          100         100          100          100          100
12/15/02             100          100          100           84          63           52           39           30
12/15/03             100          100           98           66          46           36           25           15
12/15/04             100          100           84           52          33           24           13            5
12/15/05             100          100           71           41          24           14            5            0
12/15/06             100          100           61           32          15            6            0            0
12/15/07             100           92           51           25           8            1            0            0
12/15/08             100           83           43           18           3            0            0            0
12/15/09             100           75           37           12           0            0            0            0
12/15/10             100           67           31            7           0            0            0            0
12/15/11             100           60           26            3           0            0            0            0
12/15/12             100           53           21            0           0            0            0            0
12/15/13              88           30            6            0           0            0            0            0
12/15/14              84           27            3            0           0            0            0            0
12/15/15              80           24            1            0           0            0            0            0
12/15/16              75           20            0            0           0            0            0            0
12/15/17              70           16            0            0           0            0            0            0
12/15/18              65           12            0            0           0            0            0            0
12/15/19              61            9            0            0           0            0            0            0
12/15/20              56            7            0            0           0            0            0            0
12/15/21              51            4            0            0           0            0            0            0
12/15/22              45            2            0            0           0            0            0            0
12/15/23              39            0            0            0           0            0            0            0
12/15/24              33            0            0            0           0            0            0            0
12/15/25              26            0            0            0           0            0            0            0
12/15/26              16            0            0            0           0            0            0            0
12/15/27               3            0            0            0           0            0            0            0
12/15/28               0            0            0            0           0            0            0            0

Average Life:      22.47        14.39         9.89         6.93        5.39         4.75         4.21         3.87
First Prin Pay:    10/13         2/07        11/03         4/02        1/02         1/02         1/02         2/02
Last Prin Pay:      3/28         8/23         6/16        10/12        9/09         3/08        10/06         9/05

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


Collateral Description
o Collateral statistics are based on a representative pool as of close of business November 17, 1998 (the "Statistical Cut-Off Date"). The actual statistics may vary.

-------------------------------------------------------------------------------
                     Fixed Rate Collateral Characteristics
-------------------------------------------------------------------------------

Total Outstanding Balance:               $802,634,679
-------------------------------------------------------------------------------
Number of Loans:                         12,470
-------------------------------------------------------------------------------
Average Remaining Balance:               $64,365
-------------------------------------------------------------------------------
Interest Rate Index:                     100.00% fixed-rate loans
-------------------------------------------------------------------------------
WA Gross Coupon:                         10.35%
-------------------------------------------------------------------------------
Original Weighted Average Term:          272 months
-------------------------------------------------------------------------------
Remaining Weighted Average Term:         271 months
-------------------------------------------------------------------------------
WA Seasoning:                            1 month
-------------------------------------------------------------------------------
Lien Position:                           94.82% first / 5.18% second
-------------------------------------------------------------------------------
WA Original LTV Ratio:                   76.45%
-------------------------------------------------------------------------------
WA Original CLTV Ratio:                  79.29%
-------------------------------------------------------------------------------
WA Debt to Income Ratio:                 37.34%
-------------------------------------------------------------------------------
Credit Grade:                            66.06% A
-------------------------------------------------------------------------------
                                         21.47% B
-------------------------------------------------------------------------------
                                         10.60% C
-------------------------------------------------------------------------------
                                         1.86% D
-------------------------------------------------------------------------------
Documentation:                           91.55% full documentation
-------------------------------------------------------------------------------
                                         5.17% limited documentation
-------------------------------------------------------------------------------
                                         3.28% no documentation
-------------------------------------------------------------------------------
Property Type:                           86.58% single family detached
-------------------------------------------------------------------------------
                                         5.77% 2-4 family
-------------------------------------------------------------------------------
                                         3.17% manufactured housing
-------------------------------------------------------------------------------
                                         1.87% single family attached
-------------------------------------------------------------------------------
                                         1.62% PUD
-------------------------------------------------------------------------------
                                         0.75% condominium
-------------------------------------------------------------------------------
                                         0.25% mixed use
-------------------------------------------------------------------------------
Owner Occupancy:                         94.12% owner occupied, 5.88% investor
                                           owned
-------------------------------------------------------------------------------
Loan Purpose:                            49.79% debt consolidation
-------------------------------------------------------------------------------
                                         23.96% cash-out refinance
-------------------------------------------------------------------------------
                                         9.21% purchase
-------------------------------------------------------------------------------
                                         6.02% rate & term refinance
-------------------------------------------------------------------------------
                                         2.82% home improvement
-------------------------------------------------------------------------------
                                         8.20% other
-------------------------------------------------------------------------------
Geographic Distribution:                 MI (9.97%), OH (9.51%), IL (7.46%)
-------------------------------------------------------------------------------
(all states (greater than)= 5.00%)       PA (6.47%),FL (6.12%), CA (5.04%)
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                              State Distribution
-------------------------------------------------------------------------------
                      Number of Home     Aggregate Loan     % of Aggregate Loan
State                  Equity Loans*         Balance*             Balance*
-------------------------------------------------------------------------------
Alaska                          1             40,000.00                   0.00
-------------------------------------------------------------------------------
Arizona                       251         17,329,018.56                   2.16
-------------------------------------------------------------------------------
Arkansas                       80          4,221,650.24                   0.53
-------------------------------------------------------------------------------
California                    433         40,426,277.35                   5.04
--------------------------------------------------------------------------------
Colorado                      155         14,034,844.52                   1.75
--------------------------------------------------------------------------------
Connecticut                    66          5,054,150.61                   0.63
--------------------------------------------------------------------------------
Delaware                       18          1,208,379.58                   0.15
--------------------------------------------------------------------------------
Florida                       779         49,125,181.93                   6.12
--------------------------------------------------------------------------------
Georgia                       426         27,581,530.79                   3.44
-------------------------------------------------------------------------------
Idaho                          29          1,960,304.59                   0.24
-------------------------------------------------------------------------------
Illinois                      890         59,864,867.47                   7.46
-------------------------------------------------------------------------------
Indiana                       636         34,816,412.19                   4.34
-------------------------------------------------------------------------------
Iowa                           81          4,526,728.16                   0.56
-------------------------------------------------------------------------------
Kansas                         58          3,056,930.93                   0.38
-------------------------------------------------------------------------------
Kentucky                      305         18,192,429.30                   2.27
-------------------------------------------------------------------------------
Louisiana                     207         10,462,974.44                   1.30
-------------------------------------------------------------------------------
Maine                          30          1,791,946.35                   0.22
-------------------------------------------------------------------------------
Maryland                      261         19,764,741.12                   2.46
-------------------------------------------------------------------------------
Massachusetts                 170         13,983,984.30                   1.74
-------------------------------------------------------------------------------
Michigan                    1,528         80,041,506.20                   9.97
-------------------------------------------------------------------------------
Minnesota                     144         10,994,556.67                   1.37
-------------------------------------------------------------------------------
Mississippi                   121          6,476,046.37                   0.81
-------------------------------------------------------------------------------
Missouri                      289         14,485,873.01                   1.80
-------------------------------------------------------------------------------
Montana                        24          1,264,150.58                   0.16
-------------------------------------------------------------------------------
Nebraska                       59          3,445,562.49                   0.43
-------------------------------------------------------------------------------
Nevada                         59          5,211,448.36                   0.65
-------------------------------------------------------------------------------
New Hampshire                  41          2,773,954.44                   0.35
-------------------------------------------------------------------------------
New Jersey                    190         16,754,895.49                   2.09
-------------------------------------------------------------------------------
New Mexico                    170         12,325,259.25                   1.54
-------------------------------------------------------------------------------
New York                      455         35,672,461.88                   4.44
-------------------------------------------------------------------------------
North Carolina                594         37,061,919.38                   4.62
-------------------------------------------------------------------------------
North Dakota                    3             92,061.55                   0.01
-------------------------------------------------------------------------------
Ohio                        1,240         76,312,331.72                   9.51
-------------------------------------------------------------------------------
Oklahoma                       74          3,718,310.53                   0.46
-------------------------------------------------------------------------------
Oregon                         60          4,735,128.05                   0.59
-------------------------------------------------------------------------------
Pennsylvania                  850         51,916,764.25                   6.47
-------------------------------------------------------------------------------
Rhode Island                   59          3,925,538.05                   0.49
-------------------------------------------------------------------------------
South Carolina                264         16,193,644.63                   2.02
-------------------------------------------------------------------------------
South Dakota                   10            637,451.09                   0.08
-------------------------------------------------------------------------------
Tennessee                     258         16,438,700.12                   2.05
-------------------------------------------------------------------------------
Texas                         466         29,429,466.18                   3.67
-------------------------------------------------------------------------------
Utah                          121         10,277,656.37                   1.28
-------------------------------------------------------------------------------
Vermont                         7            519,403.91                   0.06
-------------------------------------------------------------------------------
Virginia                      171         11,353,720.57                   1.41
-------------------------------------------------------------------------------
Washington                     97          8,139,245.51                   1.01
-------------------------------------------------------------------------------
Washington DC                  42          3,298,919.34                   0.41
-------------------------------------------------------------------------------
West Virginia                  76          4,452,233.57                   0.55
-------------------------------------------------------------------------------
Wisconsin                     114          6,762,661.55                   0.84
-------------------------------------------------------------------------------
Wyoming                         8            481,455.46                   0.06
-------------------------------------------------------------------------------

TOTAL                      12,470        802,634,679.00                 100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                     Original Combined Loan to Value Ratio
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Range of Original CLTV's       Equity Loans*       Balance*       Loan Balance*
-------------------------------------------------------------------------------
 0.01 -  10.00                           2           33,400.55           0.00
-------------------------------------------------------------------------------
10.01 -  15.00                          11          259,185.07           0.03
-------------------------------------------------------------------------------
15.01 -  20.00                          25          676,464.49           0.08
-------------------------------------------------------------------------------
20.01 -  25.00                          34          994,730.48           0.12
-------------------------------------------------------------------------------
25.01 -  30.00                          34        1,090,295.48           0.14
-------------------------------------------------------------------------------
30.01 -  35.00                          81        2,413,593.97           0.30
-------------------------------------------------------------------------------
35.01 -  40.00                         105        3,769,705.72           0.47
-------------------------------------------------------------------------------
40.01 -  45.00                         136        5,591,149.29           0.70
-------------------------------------------------------------------------------
45.01 -  50.00                         283       10,974,847.54           1.37
-------------------------------------------------------------------------------
50.01 -  55.00                         222       10,593,661.93           1.32
-------------------------------------------------------------------------------
55.01 -  60.00                         351       17,844,375.47           2.22
-------------------------------------------------------------------------------
60.01 -  65.00                         524       28,114,105.81           3.50
-------------------------------------------------------------------------------
65.01 -  70.00                         856       47,721,602.08           5.95
-------------------------------------------------------------------------------
70.01 -  75.00                       1,420       87,370,891.56          10.89
-------------------------------------------------------------------------------
75.01 -  80.00                       3,091      209,017,178.82          26.04
-------------------------------------------------------------------------------
80.01 -  85.00                       2,547      180,596,769.34          22.50
-------------------------------------------------------------------------------
85.01 -  90.00                       2,579      185,251,941.11          23.08
-------------------------------------------------------------------------------
90.01 -  95.00                         161       10,028,064.82           1.25
-------------------------------------------------------------------------------
90.01 - 100.00                           8          292,715.47           0.04
-------------------------------------------------------------------------------

TOTAL                               12,470      802,634,679.00         100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                           Original LTV Distribution
-------------------------------------------------------------------------------
                         Number of Home    Aggregate Loan   % of Aggregate Loan
Range Original of LTVs    Equity Loans*        Balance*           Balance*
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  0.01 -  10.00                  53           857,060.41                 0.11
------------------------------------------------------------------------------
10.01 -  15.00                  270         5,561,109.03                 0.69
------------------------------------------------------------------------------
15.01 -  20.00                  354         8,686,012.41                 1.08
------------------------------------------------------------------------------
20.01 -  25.00                  298         8,890,990.48                 1.11
------------------------------------------------------------------------------
25.01 -  30.00                  224         7,578,854.13                 0.94
------------------------------------------------------------------------------
30.01 -  35.00                  172         6,114,266.36                 0.76
------------------------------------------------------------------------------
35.01 -  40.00                  178         6,744,167.74                 0.84
------------------------------------------------------------------------------
40.01 -  45.00                  170         7,268,210.80                 0.91
------------------------------------------------------------------------------
45.01 -  50.00                  301        12,123,056.20                 1.51
------------------------------------------------------------------------------
50.01 -  55.00                  221        10,779,462.04                 1.34
------------------------------------------------------------------------------
55.01 -  60.00                  345        17,859,949.44                 2.23
------------------------------------------------------------------------------
60.01 -  65.00                  500        27,614,523.00                 3.44
------------------------------------------------------------------------------
65.01 -  70.00                  803        46,206,106.15                 5.76
------------------------------------------------------------------------------
70.01 -  75.00                1,334        84,852,894.17                10.57
------------------------------------------------------------------------------
75.01 -  80.00                2,943       204,649,543.77                25.50
------------------------------------------------------------------------------
80.01 -  85.00                2,208       170,665,988.58                21.26
------------------------------------------------------------------------------
85.01 -  90.00                2,008       168,526,780.24                21.00
------------------------------------------------------------------------------
90.01 -  95.00                   88         7,655,704.05                 0.95
------------------------------------------------------------------------------

TOTAL                        12,470       802,634,679.00               100.00
------------------------------------------------------------------------------
* as of the Statistical Calculation Date

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                           Coupon Rate Distribution
-------------------------------------------------------------------------------
                         Number of Home    Aggregate Loan   % of Aggregate Loan
Range of Coupon Rates     Equity Loans*        Balance*           Balance*
-------------------------------------------------------------------------------
6.01 -   6.50                      1            99,905.11                 0.01
-------------------------------------------------------------------------------
6.51 -   7.00                      1            62,294.32                 0.01
-------------------------------------------------------------------------------
7.01 -   7.50                     36         3,337,191.38                 0.42
-------------------------------------------------------------------------------
7.51 -   8.00                    157        13,559,275.72                 1.69
-------------------------------------------------------------------------------
8.01 -   8.50                    428        36,285,718.13                 4.52
-------------------------------------------------------------------------------
8.51 -   9.00                  1,079        87,345,519.85                10.88
-------------------------------------------------------------------------------
9.01 -   9.50                  1,133        85,777,374.98                10.69
-------------------------------------------------------------------------------
9.51 -  10.00                  2,121       153,060,450.53                19.07
-------------------------------------------------------------------------------
10.01 -  10.50                 1,646       107,539,563.36                13.40
-------------------------------------------------------------------------------
10.51 -  11.00                 1,816       113,038,873.58                14.08
-------------------------------------------------------------------------------
11.01 -  11.50                 1,050        61,170,121.48                 7.62
-------------------------------------------------------------------------------
11.51 -  12.00                 1,089        58,883,216.64                 7.34
-------------------------------------------------------------------------------
12.01 -  12.50                   608        28,439,670.78                 3.54
-------------------------------------------------------------------------------
12.51 -  13.00                   551        24,875,464.62                 3.10
-------------------------------------------------------------------------------
13.01 -  13.50                   262        10,757,613.29                 1.34
-------------------------------------------------------------------------------
13.51 -  14.00                   234         9,278,101.07                 1.16
-------------------------------------------------------------------------------
14.01 -  14.50                    92         3,364,120.08                 0.42
-------------------------------------------------------------------------------
14.51 -  15.00                    70         2,784,939.96                 0.35
-------------------------------------------------------------------------------
15.01 -  15.50                    18           565,524.38                 0.07
-------------------------------------------------------------------------------
15.51 -  16.00                    45         1,515,168.94                 0.19
-------------------------------------------------------------------------------
16.01 -  16.50                    19           513,105.80                 0.06
-------------------------------------------------------------------------------
16.51 -  17.00                    11           293,246.47                 0.04
-------------------------------------------------------------------------------
17.01 -  17.50                     2            43,053.90                 0.01
-------------------------------------------------------------------------------
17.51 -  18.00                     1            45,164.63                 0.01
-------------------------------------------------------------------------------

TOTAL                         12,470       802,634,679.00               100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date



   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                             14

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                            Remaining Loan Balance
-------------------------------------------------------------------------------
                           Number of Home    Aggregate Loan    % of Aggregate
Range of Loan Balances      Equity Loans*       Balance*        Loan Balance*
-------------------------------------------------------------------------------
0.01- 25,000.00                   1,267       24,507,968.80             3.05
-------------------------------------------------------------------------------
25,000.01- 50,000.00              4,120      157,704,141.15            19.65
-------------------------------------------------------------------------------
50,000.01- 75,000.00              3,426      210,152,723.73            26.18
-------------------------------------------------------------------------------
75,000.01- 100,000.00             1,738      150,089,166.09            18.70
-------------------------------------------------------------------------------
100,000.01-125,000.00               962      107,148,678.10            13.35
-------------------------------------------------------------------------------
125,000.01-150,000.00               459       62,805,225.06             7.82
-------------------------------------------------------------------------------
150,000.01-175,000.00               237       38,207,122.16             4.76
-------------------------------------------------------------------------------
175,000.01-200,000.00               155       29,073,486.76             3.62
-------------------------------------------------------------------------------
200,000.01-225,000.00                96       20,557,511.17             2.56
-------------------------------------------------------------------------------
225,000.01-250,000.00                 8        1,853,619.35             0.23
-------------------------------------------------------------------------------
250,000.01-300,000.00                 2          535,036.63             0.07
-------------------------------------------------------------------------------

TOTAL                            12,470      802,634,679.00           100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date


-------------------------------------------------------------------------------
                                 Property Type
-------------------------------------------------------------------------------
                            Number of Home     Aggregate Loan    % of Aggregate
Property Type               Equity Loans*         Balance*        Loan Balance*
-------------------------------------------------------------------------------
Single Family Detached          10,874        694,945,756.60         86.58
-------------------------------------------------------------------------------
2-4 Family Residence               595         46,299,775.77          5.77
-------------------------------------------------------------------------------
Manufactured Housing               436         25,475,034.16          3.17
-------------------------------------------------------------------------------
Single Family Attached             287         14,969,713.18          1.87
-------------------------------------------------------------------------------
Planned Unit Development           158         12,977,784.98          1.62
-------------------------------------------------------------------------------
Condominium                        102          5,992,088.82          0.75
-------------------------------------------------------------------------------
Mixed Use                           18          1,974,525.49          0.25
-------------------------------------------------------------------------------

TOTAL                           12,470        802,634,679.00        100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials



-------------------------------------------------------------------------------
                             Debt to Income Ratio
-------------------------------------------------------------------------------
                                Number of Home   Aggregate Loan   % of Aggregate
Range of Debt of Income Ratio   Equity Loans*       Balance*       Loan Balance*
-------------------------------------------------------------------------------
0.01 -   5.00                              4        460,577.78            0.06
-------------------------------------------------------------------------------
5.01 -  10.00                             92      4,422,894.00            0.55
-------------------------------------------------------------------------------
10.01 -  15.00                           328     14,246,056.73            1.77
-------------------------------------------------------------------------------
15.01 -  20.00                           636     32,879,418.04            4.10
-------------------------------------------------------------------------------
20.01 -  25.00                         1,029     57,180,780.47            7.12
-------------------------------------------------------------------------------
25.01 -  30.00                         1,513     88,897,213.92           11.08
-------------------------------------------------------------------------------
30.01 -  35.00                         1,734    108,184,369.45           13.48
-------------------------------------------------------------------------------
35.01 -  40.00                         2,112    140,701,844.64           17.53
-------------------------------------------------------------------------------
40.01 -  45.00                         2,411    166,300,839.26           20.72
-------------------------------------------------------------------------------
45.01 -  50.00                         2,392    170,848,671.04           21.29
-------------------------------------------------------------------------------
50.01 -  55.00                           202     17,010,503.49            2.12
-------------------------------------------------------------------------------
55.01 -  60.00                            17      1,501,510.18            0.19
-------------------------------------------------------------------------------

TOTAL                                 12,470    802,634,679.00          100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date


-------------------------------------------------------------------------------
                         Months Remaining to Maturity
-------------------------------------------------------------------------------
Range of Months Remaining    Number of Home     Aggregate Loan  % of Aggregate
      to Maturity             Equity Loans*        Balance*      Loan Balance*
-------------------------------------------------------------------------------
49   -   60                             16         321,463.02            0.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
61   -  120                            395      12,755,825.29            1.59
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
121   -  180                         5,592     326,184,210.37           40.64
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
181   -  240                         1,290      70,402,337.36            8.77
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
241   -  300                           146       8,995,946.94            1.12
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
301   -  360                         5,031     383,974,896.02           47.84
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TOTAL                               12,470     802,634,679.00          100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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                                                                             16

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials



-------------------------------------------------------------------------------
                            Months of Original Term
-------------------------------------------------------------------------------
Range of Months of           Number of Home     Aggregate Loan   % of Aggregate
Original Term                Equity Loans*         Balance*           Balance*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
49   -   60                            16         321,463.02             0.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
61   -  120                           383      12,256,232.80             1.53
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
121   -  180                        5,604     326,683,802.86            40.70
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
181   -  240                        1,290      70,402,337.36             8.77
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
241   -  300                          146       8,995,946.94             1.12
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
301   -  360                        5,031     383,974,896.02            47.84
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TOTAL                              12,470     802,634,679.00           100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date

-------------------------------------------------------------------------------
                            Loan Type Distribution
-------------------------------------------------------------------------------
                       Number of Home       Aggregate Loan       % of Aggregate
Loan Type              Equity Loans*           Balance*           Loan Balance*
-------------------------------------------------------------------------------
Balloons                      3,532         235,549,666.55             29.35
-------------------------------------------------------------------------------
Non-Balloons                  8,938         567,085,012.45             70.65
-------------------------------------------------------------------------------

TOTAL                        12,470         802,634,679.00            100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date


-------------------------------------------------------------------------------
                           Loan Purpose Distribution
-------------------------------------------------------------------------------
                          Number of Home     Aggregate Loan     % of Aggregate
Loan Purpose              Equity Loans*         Balance*             Balance*
-------------------------------------------------------------------------------
Debt Consolidation               6,376       339,594,592.58             49.79
-------------------------------------------------------------------------------
Cash-Out Refinance               3,075       192,326,018.32             23.96
-------------------------------------------------------------------------------
Rate & Term Refinance              696        48,333,563.85              6.02
-------------------------------------------------------------------------------
Purchase                           980        73,899,920.44              9.21
-------------------------------------------------------------------------------
Home Improvement                   340        22,632,188.76              2.82
-------------------------------------------------------------------------------
Other                            1,003        65,848,395.05              8.20
-------------------------------------------------------------------------------

TOTAL                           12,470       802,634,679.00            100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

                 CONTIMORTGAGE HOME EQUITY LONG TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                            Seasoning Distribution
-------------------------------------------------------------------------------
                                Number of Home   Aggregate Loan  % of Aggregate
Range of Months of Seasoning     Equity Loans*      Balance*      Loan Balance*
-------------------------------------------------------------------------------
0 - 6                                12,330      794,589,526.69         99.00
-------------------------------------------------------------------------------
7 - 12                                   96        5,694,009.45          0.71
-------------------------------------------------------------------------------
13 - 24                                  30        1,653,346.75          0.21
-------------------------------------------------------------------------------
25 - 36                                   2          198,473.62          0.02
-------------------------------------------------------------------------------
36 +                                     12          499,592.49          0.06
-------------------------------------------------------------------------------

TOTAL                                12,470      802,634,679.00       100.00%
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date


-------------------------------------------------------------------------------
                          Credit Rating Distribution
-------------------------------------------------------------------------------
                         Number of Home       Aggregate Loan     % of Aggregate
Credit Rating            Equity Loans*           Balance*         Loan Balance*
-------------------------------------------------------------------------------
A                             7,644       530,242,182.28               66.06
-------------------------------------------------------------------------------
B                             2,835       172,346,976.64               21.47
-------------------------------------------------------------------------------
C                             1,600        85,079,113.20               10.60
-------------------------------------------------------------------------------
D                               391        14,966,406.88                1.86
-------------------------------------------------------------------------------

TOTAL                        12,470       802,634,679.00              100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date


-------------------------------------------------------------------------------
                               Occupancy Status
-------------------------------------------------------------------------------
                        Number of Home     Aggregate Loan       % of Aggregate
Occupancy Status         Equity Loans*        Balance*           Loan Balance*
-------------------------------------------------------------------------------
Owner Occupied               11,587       755,427,070.01               94.12
-------------------------------------------------------------------------------
Investor Owned                  883        47,207,608.99                5.88
-------------------------------------------------------------------------------

TOTAL                        12,470       802,634,679.00              100.00
-------------------------------------------------------------------------------
* as of the Statistical Calculation Date


   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                              18

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                           Computational Materials


-------------------------------------------------------------------------------
                       Documentation Type Distribution
-------------------------------------------------------------------------------
           Number of Home   Aggregate Loan    % of Aggregate Loan
Documentation Type     Equity Loans*        Balance*              Balance*
-------------------------------------------------------------------------------
Full Documentation          11,580       734,839,460.11           91.55
-------------------------------------------------------------------------------
Limited Documentation          531        41,507,348.03            5.17
-------------------------------------------------------------------------------
No Documentation               359        26,287,870.86            3.28
-------------------------------------------------------------------------------
TOTAL                       12,470       802,634,679.00          100.00
-------------------------------------------------------------------------------

* as of the Statistical Calculation Date

-------------------------------------------------------------------------------
                         Days Delinquent Distribution
-------------------------------------------------------------------------------
                       Number of Home   Aggregate Loan    % of Aggregate Loan
Days Delinquent        Equity Loans*        Balance*              Balance*
-------------------------------------------------------------------------------
0 - 29                      12,186       785,156,198.39           97.83
-------------------------------------------------------------------------------
30 - 59                        269        16,702,938.54            2.08
-------------------------------------------------------------------------------
60 - 89                         15           775,542.07            0.10
-------------------------------------------------------------------------------
TOTAL                       12,470       802,634,679.00          100.00
-------------------------------------------------------------------------------

* as of the Statistical Calculation Date

-------------------------------------------------------------------------------
                          Lien Position Distribution
-------------------------------------------------------------------------------
                       Number of Home   Aggregate Loan    % of Aggregate Loan
Lien Position          Equity Loans*        Balance*              Balance*
-------------------------------------------------------------------------------
First Lien                  11,085       761,064,667.83           94.82
-------------------------------------------------------------------------------
Second Lien                  1,385        41,570,011.17            5.18
-------------------------------------------------------------------------------
TOTAL                       12,470       802,634,679.00          100.00
-------------------------------------------------------------------------------

* as of the Statistical Calculation Date


   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]
                                                                             19